Exhibit 99.1

FOR IMMEDIATE RELEASE

Sorrento Therapeutics Subsidiary, Scilex, Raises $140 million in Non-Dilutive Royalty-Based Financing to Support the Commercialization of Non-Opioid ZTlido™ Pain Medication

Scilex plans to launch ZTlido™ (lidocaine topical system) 1.8% in October 2018

SAN DIEGO, September 10, 2018 /GlobeNewswire/ -- Sorrento Therapeutics, Inc. (NASDAQ: SRNE) (“Sorrento”) announced today that its majority-owned subsidiary, Scilex Pharmaceuticals Inc. (“Scilex”), closed a debt financing with leading global institutional investors for aggregate gross proceeds to Scilex of $140 million. Scilex intends to use the net proceeds from this transaction for working capital and general corporate purposes in respect of commercialization of ZTlido™ (lidocaine topical system) 1.8%. Morgan Stanley & Co. LLC acted as sole structuring agent for the transaction.

“This non-dilutive financing provides Scilex with the capital resources to successfully execute on the launch of ZTlido,” said Henry Ji, Chairman, President and Chief Executive Officer of Sorrento and Scilex. “The structure of this financing also provides us with financial flexibility as we grow the ZTlido franchise to profitability and Scilex into one of the top global pain-focused pharmaceutical companies.”

ZTlido™ is indicated for the relief of pain associated with post-herpetic neuralgia (PHN), also referred to as post-shingles pain. ZTlido™ is a major advancement in analgesics because of its proprietary adhesion technology demonstrating 12-hour wear with efficient lidocaine delivery, even during exercise. In 2017, according to IMS data, over 110 million prescription lidocaine patches were sold in the U.S.

“We are very excited about the coming commercial launch of ZTlido,” said George Ng, President, Business, Scilex. “Since receiving FDA approval back in February, we have been building the commercial infrastructure to support its launch. I am proud of the team of experienced pharmaceutical executives who have joined us to build Scilex into one of the premier companies in our space.”

In addition to the commercial leadership, Scilex has recruited a team of 11 regional business directors and has partnered with Syneos Health (formerly InVentiv Health) to support a sales force of over 100 representatives. Scilex has also built a team of medical science liaisons to provide medical affairs support for the product.

About the Scilex Commercial Leadership

George Ng, President, Business

Prior to joining Scilex, Mr. Ng held various senior management positions, including Chief Administrative Officer, Chief Legal Officer, Chief Compliance Officer and Chief Intellectual Property Counsel, with publicly-traded, global biotechnology and pharmaceutical companies, including Sorrento Therapeutics, Inc. (NASDAQ: SRNE), BioDelivery Sciences International, Inc. (NASDAQ: BDSI), Spectrum Pharmaceuticals, Inc. (NASDAQ: SPPI) and Alpharma, Inc. (now, a part of Pfizer Inc.). Previously, in private practice, Mr. Ng was a partner in two AMLAW 200 law firms where he had leadership roles, including establishing the life sciences practice group and heading it as the national co-chair. In these roles, Mr. Ng helped lead the commercialization efforts of multiple pharmaceutical drug products. Mr. Ng is also a past President-Elect of the Pan Asian Lawyers of San Diego (PALSD) and appointed member of the Leadership Development Committee of the Wake County Bar Association in North Carolina. He is a frequent speaker and noted authority on legal, compliance and business issues in the life sciences, with past speaking engagements at the 2011 BIO International Convention and various pharmaceutical congresses and conferences. Among his multiple awards and commendations, Mr. Ng is a recipient of the 2015 Outstanding 50 Asian Americans in Business Award and past recipient of M&A Advisor’s Top 40 Under 40 Award (in 2012), and, in 2010, MDB Capital recognized Mr. Ng (and the company where he led the intellectual property efforts) for its Best and Brightest Award and as an Astrum Award nominee for a pharmaceutical patent portfolio that he managed and developed. Mr. Ng obtained his J.D. from the University of Notre Dame and a B.A.S. (dual degree) in Biochemistry and Economics from the University of California, Davis.

William Pedranti, President, Operations

Mr. Pedranti has more than 15 years of experience serving as senior counsel and as a senior executive at leading biotech and pharmaceutical companies, including the past six years at Scilex, which he co-founded. Previously, in private practice, Mr. Pedranti was a partner in two AMLAW 200 law firms where he had leadership roles, including establishing the life sciences practice group and heading it as the national co-chair. Prior to that, Mr. Pedranti was Vice President and General Counsel for Spectrum Pharmaceuticals and helped oversee its transformation from a clinical stage company to a commercial company. During Mr. Pedranti’s career, he has facilitated equity financing transactions that have raised more than $350 million and participated in the acquisition of over a dozen products. Additionally, Mr. Pedranti has been responsible for out-licensing transactions that generated more than $65 million in upfront fees. He has also supported the commercial launch of multiple drug products. Prior to Spectrum Pharmaceuticals, Mr. Pedranti provided corporate, transactional, regulatory, and M&A advice to small and large companies in various industries, including life sciences at the international law firm Latham & Watkins LLP. Mr. Pedranti received his BS in Business from the University of Southern California and his JD from Georgetown University Law Center.

Chris Duncan, Vice President, Marketing and Commercial Operations

Mr. Duncan has over 25 years of healthcare experience in sales, marketing, business and commercial development. Prior to Scilex, he provided consulting services for companies in biotech, pharmaceuticals, specialty pharmacy, pharmacogenetics, toxicology and data analytics. Mr. Duncan has held various marketing roles in the pharmaceutical and biotech industries in multiple therapeutic areas, including pain management, diabetes, oncology, hepatology, dermatology, allergy and respiratory. Most recently he was Executive Director, Marketing and Product Strategy at Nektar Therapeutics. Prior to Nektar, Mr. Duncan was at Zogenix, Amylin Pharmaceuticals, Ligand Pharmaceuticals, Vical and Schering Plough, where he consistently created value and worked to bring products and services to clinicians and patients. He has also served on the Board of Directors for the American Chronic Pain Association. Mr. Duncan holds a B.A. in Business from the University of Arizona and a M.B.A. from the University of Redlands.

Mike Sweeting, Vice President, Market Access

Mr. Sweeting has over 27 years of pharmaceutical experience serving in a variety of senior leadership roles in Market Access and Commercial Sales with the depth of his experience residing in the Market Access arena where he enjoys extensive and deep-rooted relationships. Most recently, Mr. Sweeting was responsible for building the Market Access team for Questcor Pharmaceuticals and initiated all payer facing value proposition and contracting strategies before the organization merged with Mallinckrodt Pharmaceuticals. Mr. Sweeting has a deep understanding of Market Access and Reimbursement complexities with expertise in buy & bill, specialty pharmacy and traditional retail distribution models, medical policy, pricing and contracting, strategic planning and pull-through strategies. Previously, Mr. Sweeting enjoyed a 23-year career at Sanofi-Aventis where he demonstrated a track record of success using strong leadership skills to manage teams of up to 250 employees, including Regional Directors, District Sales Managers, Managed Care Account Executives, Access & Reimbursement Managers and Sales Representatives, while guiding a 5M sales effort across metabolism, cardiovascular and internal medicine business units. Mr. Sweeting received his Bachelor of Science in Business from the University of Arizona.

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Matt Hoenecke, Vice President, Sales

Mr. Hoenecke has over 29 years of successful pharmaceutical and medical device experience serving in a variety of leadership roles in Commercial Sales, Key Accounts and Market Access with the depth of his experience residing in Sales Leadership. Mr. Hoenecke has held Sales Leadership roles of progressive responsibility in multiple therapeutic areas, including pain management, gastroenterology, CNS, diabetes, allergy and asthma. Most recently Mr. Hoenecke served as Sr. Area Director for Synergy Pharmaceuticals and was an integral part of the successful launch of a novel agent in the GI space. Previously, Mr. Hoenecke had an 11-year career at Sanofi-Aventis where he built multiple sales teams and had a productive tenure in Market Access. Mr. Hoenecke went on to build high performing sales teams at Shire Pharmaceuticals, Aerocrine and Synergy Pharmaceuticals prior to coming to Scilex. Mr. Hoenecke received his Bachelor of Arts in General Studies from the University of Arizona.

Kalpana Patel, Senior Director, Medical Affairs

Ms. Patel has 20+ years of Medical Affairs leadership and 15+ years of people management experience. At Scilex, Ms. Patel is responsible for leadership and strategy for the Medical Affairs group, including leading field based MSL team, medical education, grants, investigator sponsored trials, pharmacovigilance, and providing medical support for sales, marketing and managed markets team. Prior to joining Scilex, Ms. Patel was Senior Director and National Team Leader, Medical Affairs, at Depomed Inc., where she was part of the leadership of the successful launch of GRALISE®, a 505(b)(2) of gabapentin, for the treatment of PHN pain. Ms. Patel also oversaw successful integration of three additional product acquisitions in the pain space (Cambia, Lazanda and Zipsor), in the management of acute and chronic pain. Prior to Depomed Inc., Ms. Patel was in leadership and management roles in medical affairs at Pfizer Inc., and Johnson & Johnson, Ortho Biotech Products LP, with Clinical and Research experience in Oncology, HIV/ID, Nephrology, Critical Care and Surgery. Ms. Patel received her Doctor of Pharmacy from Rutgers College of Pharmacy and a Research Fellowship in Infectious Diseases at Hartford Hospital.

About the Financing

On September 7, 2018, Scilex issued and sold senior secured notes due 2026 in an aggregate principal amount of $224 million (the “Notes”) for an aggregate purchase price of $140 million. The holders of the Notes will be entitled to receive quarterly payments of principal of the Notes equal to a percentage of the net sales of ZTlido™ (lidocaine topical system 1.8%).

The Notes are secured by a security interest in ZTlido™ and all of the existing and future property and assets of Scilex necessary for, or otherwise relevant to, now or in the future, the manufacture and sale of ZTlido™. The Notes are further secured by a segregated reserve account and a segregated collateral account, which were funded by the proceeds from the sale of the Notes.

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Scilex’s performance under the indenture to the Notes is guaranteed by Sorrento.

The Notes are not convertible into Scilex equity. The Notes may be redeemed in whole at any time upon 30 days’ written notice at Scilex’s option prior to maturity at a redemption price equal to 100% of the then-outstanding principal amount of the Notes.

The Notes and related guarantee have not been registered under the Securities Act of 1933, as amended, or with any securities regulatory authority of any state or other jurisdiction, and may not be offered or sold in the United States or to U.S. persons absent registration or an applicable exemption from the registration requirements. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. The holders of the Notes do not have any registration rights.

Further information with respect to the Notes is contained in a Current Report on Form 8-K filed today by Sorrento with the Securities and Exchange Commission.

About ZTlido™ (lidocaine topical system) 1.8%

Indication

ZTLIDO is indicated for relief of pain associated with post-herpetic neuralgia (PHN).

Important Safety Information

Contraindications

ZTLIDO is contraindicated in patients with a known history of sensitivity to local anesthetics of the amide type, or to any other component of the product.

Warnings and Precautions

Accidental exposure can occur even after a ZTLIDO patch has been used. Small children or pets could suffer serious adverse effects from chewing or ingesting a new or used ZTLIDO patch. Store and dispose of patches properly and keep out of reach of children and pets.

Excessive dosing or overexposure to lidocaine can occur. Longer duration of application, application of more than the recommended number of patches, smaller patients, or impaired elimination may all contribute to increased blood concentration levels of lidocaine. If lidocaine overdose is suspected, check drug blood concentration. Management of overdose includes close monitoring, supportive care, and symptomatic treatment.

Application site reactions can occur during or immediately after treatment with ZTLIDO. This may include development of blisters, bruising, burning sensation, depigmentation, dermatitis, discoloration, edema, erythema, exfoliation, irritation, papules, petechia, pruritus, vesicles, or may be the locus of abnormal sensation. These reactions are generally mild and transient, resolving spontaneously within a few minutes to hours. Inform patients of these potential reactions and that severe skin irritation may occur with ZTLIDO if applied for a longer period than instructed.

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Hypersensitivity cross-reactions may be possible for patients allergic to PABA derivatives. Manage hypersensitivity reactions by conventional means.

Eye exposure with ZTLIDO should be avoided. If eye contact occurs, immediately wash out the eye with water or saline and protect the eye (eg, eye glasses/eye wear) until sensation returns.

Adverse Reactions

Side effects of ZTLIDO include application site reactions such as, irritation, erythema, and pruritus. These are not all of the adverse reactions that may occur. Please see full Prescribing Information for more information.

Use in Specific Populations

Use of ZTLIDO during lactation should be used with caution as lidocaine is excreted into breast milk. The limited human data with lidocaine in pregnant women are not sufficient to inform drug-associated risk for major birth defects and miscarriage.

To report SUSPECTED ADVERSE REACTIONS, contact SCILEX Pharmaceuticals Inc. at 1-866-SCILEX3 or FDA at 1-800-FDA-1088 or www.fda.gov/medwatch.

For full Prescribing Information, please visit www.ztlido.com.

About Scilex Pharmaceuticals Inc.

Scilex, a majority-owned subsidiary of Sorrento located in Mission Viejo, California, leverages on its core, proprietary technologies to responsibly develop next generation, branded pharmaceutical products to better manage critical conditions and maximize the quality of life of patients and healthcare providers. We are uncompromising in our focus to become the global pharmaceutical leader committed to social, environmental, economic, and ethical responsibility. Leveraging on our global partnerships, we deliver the next generation of trailblazing products that are responsible by design. Scilex’s product, ZTlido™ (lidocaine topical system) 1.8%, is a branded lidocaine topical system formulation for the treatment of relieving the pain of post-herpetic neuralgia, also referred to as after-shingles pain. For more information, visit www.scilexpharma.com.

About Sorrento Therapeutics, Inc.

Sorrento is a clinical stage, antibody-centric, biopharmaceutical company developing new therapies to turn malignant cancers into manageable and possibly curable diseases. Sorrento’s multimodal multipronged approach to fighting cancer is made possible by its’ extensive immuno-oncology platforms, including key assets such as fully human antibodies (“G-MAB™ library”), clinical stage immuno-cellular therapies (“CAR-T”), intracellular targeting antibodies (“iTAbs”), antibody-drug conjugates (“ADC”), and clinical stage oncolytic virus (“Seprehvir®”).

Sorrento’s commitment to life-enhancing therapies for cancer patients is also demonstrated by our effort to advance a first-in-class (TRPV1 agonist) non-opioid pain management small molecule in Resiniferatoxin (“RTX”) and ZTlido. Resiniferatoxin is completing a phase IB trial in terminal cancer patients.

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For more information visit www.sorrentotherapeutics.com

Forward-Looking Statements

This press release and any statements made for and during any presentation or meeting contain forward-looking statements related to Sorrento Therapeutics, Inc. and its subsidiaries , including Scilex, under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995, and are subject to risks and uncertainties that could cause actual results to differ materially from those projected. Forward-looking statements include statements regarding the timing of the commercial launch of ZTlido, potential market sizes for ZTlido and success of commercial activities, the growth of Scilex and the ZTlido franchise, Scilex’s prospects, ZTlido’s adhesion capabilities, Sorrento’s and Scilex’s strategies and other forward-looking statements. Risks and uncertainties that could cause our actual results to differ materially and adversely from those expressed in our forward-looking statements, include, but are not limited to: that ZTlido may not be commercially successful and other risks that are described in Sorrento’s most recent periodic reports filed with the Securities and Exchange Commission, including Sorrento’s Annual Report on Form 10-K for the year ended December 31, 2017, as amended, and subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission, as amended (if applicable), including the risk factors set forth in those filings. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release and we undertake no obligation to update any forward-looking statement in this press release except as required by law.

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Media and Investor Relations

Contact: Dr. Alexis Nahama

Telephone: 1.858.203.4120

Email: mediarelations@sorrentotherapeutics.com

Website: www.sorrentotherapeutics.com

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Sorrento® and the Sorrento logo are registered trademarks of Sorrento Therapeutics, Inc.

ZTlido™ and G-MAB™ are trademarks owned by Scilex Pharmaceuticals Inc., and Sorrento Therapeutics, Inc., respectively.

Seprehvir® is a registered trademark of Virttu Biologics Limited, a wholly-owned subsidiary of TNK Therapeutics, Inc. and part of the group of companies owned by Sorrento Therapeutics, Inc.

All other trademarks are the property of their respective owners.

© 2018 Sorrento Therapeutics, Inc. All Rights Reserved.

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